Exhibit 99.1

THE CHILDREN’S PLACE, INC. ANNOUNCES COMMENCEMENT OF RIGHTS OFFERING

SECAUCUS, N.J., December 31, 2024 — The Children’s Place, Inc. (Nasdaq: PLCE) (the “Company”), an omni-channel children’s specialty portfolio of brands, today announced that it has commenced its previously announced rights offering (the “Rights Offering”) to purchase up to $90,000,000 in shares of the Company’s common stock, representing 9,230,769 shares of the Company’s common stock in the aggregate.

The Company is distributing to its stockholders as of the close of business on December 13, 2024, the record date (the “Record Date”), on a pro rata basis, non-transferable subscription rights to purchase up to an aggregate of 9,230,769 shares of the Company’s common stock at a subscription price of $9.75 per whole share, payable by each rights holder (i) in cash, (ii) by delivery in lieu of cash of an equivalent amount of any indebtedness for borrowed money (principal and/or accrued and unpaid interest) owed by the Company to such rights holder, or (iii) by delivery of a combination of cash and such indebtedness. The Company is offering to each stockholder one non-transferable subscription right for each full share of common stock owned by that stockholder as of the close of business on the Record Date.

With the basic subscription rights, rights holders may purchase 0.7220 shares of the Company’s common stock per subscription right. Additionally, rights holders who fully exercise their basic subscription rights will be entitled to subscribe for additional shares of common stock that remain unsubscribed as a result of any unexercised basic subscription rights (the “over-subscription privilege”). The over-subscription privilege allows a rights holder to subscribe for additional shares of common stock at the subscription price of $9.75 per whole share. If there are an insufficient number of shares of common stock available to fully satisfy the over-subscription requests of rights holders, whether due to all holders exercising their basic subscription rights in full, or due to over-subscription requests exceeding the number of shares not purchased by other holders of subscription rights under their basic subscription rights, rights holders who exercised their over-subscription privilege will receive the available shares of Common Stock pro rata based on the number of shares of common stock each rights holder subscribed for under the basic subscription right.

No fractional shares of common stock will be issued upon the exercise of subscription rights in the Rights Offering. Any fractional shares of common stock created by the exercise of subscription rights will be rounded down to the nearest whole share. Any excess subscription payments will be returned in the manner and form in which such payments were made.

The Rights Offering subscription period will expire at 5:00 p.m., New York City time, on January 31, 2025, unless extended by the Company in its sole discretion.

The subscription rights are non-transferable, except that the subscription rights will be transferable by operation of law. The rights will not be listed for trading on the Nasdaq Global Select Market (“Nasdaq”) or any other stock exchange or market. The shares of the Company’s common stock are listed on Nasdaq under the symbol “PLCE”.

The Company expects that the rights certificates and copies of the prospectus for the Rights Offering will be mailed to holders of record of common stock as of the Record Date on or after the date of the prospectus. Holders of shares of common stock in “street name” through a brokerage account, dealer, custodian bank, or other nominee will not receive a physical rights certificate and must instruct their broker, dealer, custodian bank, or other nominee whether or not to exercise subscription rights on their behalf.

All questions regarding the Rights Offering, and all requests for additional copies of the prospectus or other relevant documents, should be directed to D.F. King & Co., Inc., the information agent for the Rights Offering, by calling it toll-free at (888) 567-1626.

Neither the Company nor its Board of Directors is making any recommendation to stockholders as to whether to exercise their rights in the Rights Offering. Stockholders should make an independent investment decision about whether to exercise their rights based on their own assessment of their best interests and of the Company’s business and financial condition, its prospects for the future, the terms of the Rights Offering and the information contained in, or incorporated by reference in, the prospectus, as it may be supplemented from time to time.

The Company intends to use net cash proceeds of the Rights Offering first (to the extent required by its Amended and Restated Credit Agreement, dated as of May 9, 2019, with the lenders party thereto (as amended from time to time, the “Credit Agreement”)) to make a prepayment of the indebtedness outstanding under the Credit Agreement and thereafter for general operating, working capital and other corporate purposes, which, if so determined by the Company, may include additional reduction of the Company’s indebtedness.

The Rights Offering is being made pursuant to the Company’s registration statement (including a prospectus) on Form S-1 that was filed with the United States Securities and Exchange Commission (the “SEC”) and declared effective on December 31, 2024, and a prospectus filed with the SEC on December 31, 2024. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities of the Company in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus. Copies of the prospectus, when it becomes available, will be distributed to eligible stockholders as of the Record Date and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov, or by contacting D.F. King & Co., Inc., the information agent for the Rights Offering, at (888) 567-1626.

About The Children’s Place

The Children’s Place is an omni-channel children’s specialty portfolio of brands. Its global retail and wholesale network includes two digital storefronts, more than 500 stores in North America, wholesale marketplaces and distribution in 15 countries through six international franchise partners. The Children’s Place designs, contracts to manufacture, and sells fashionable, high-quality apparel, accessories and footwear predominantly at value prices, primarily under its proprietary brands: “The Children’s Place”, “Gymboree”, “Sugar & Jade”, and “PJ Place”. For more information, visit: www.childrensplace.com and www.gymboree.com, as well as the Company’s social media channels on Instagram, Facebook, X, formerly known as Twitter, YouTube and Pinterest.

Forward Looking Statements

This press release contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the Company’s Rights Offering, including the size, timing, subscription price, anticipated proceeds therefrom and the use of such proceeds. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” sections of its annual report on Form 10-K for the fiscal year ended February 3, 2024 and of the Registration Statement. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under securities, consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, risks related to the existence of a controlling shareholder, the uncertainty of weather patterns, the risk that the Rights Offering is ultimately not consummated, the financial and operating performance of the Company following the Rights Offering, and the other factors detailed in the Company’s Registration Statement filed on Form S-1 (Registration No. 333-282664) and related prospectus, as well as other risks discussed in the Company’s filings with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The Children’s Place Contact:

Investor Relations (201) 558-2400 ext. 14500